Other Assets (Tables)	12 Months Ended
Dec. 31, 2015
Other Assets [Abstract]
Other Assets

Other assets	Dec. 31,
(in millions)	2015	2014
Corporate/bank owned life insurance	$4,704	$4,598
Accounts receivable	3,535	4,166
Equity in joint venture and other investments (a)	3,329	3,287
Income taxes receivable	1,554	2,142
Fails to deliver	1,494	1,351
Software	1,355	1,332
Prepaid pension assets	727	708
Fair value of hedging derivatives	716	851
Prepaid expenses	464	451
Due from customers on acceptances	258	247
Other	1,490	1,357
Total other assets	$19,626	$20,490

(a)	Includes Federal Reserve Bank stock of $453 million and $447 million, respectively, at cost.

Seed Capital and Private Equity Investments Valued Using Net Asset Value
The table below presents information about BNY Mellon’s investments in seed capital and private equity investments that have been valued using NAV.

Seed capital and private equity investments valued using NAV
	Dec. 31, 2015				Dec. 31, 2014
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Seed capital and other funds (a)	$83	$1	Daily-quarterly	1-180 days	$307	$—	Daily-quarterly	0-180 days
Private equity investments (b)(c)	34	58	N/A	N/A	35	45	N/A	N/A
Total	$117	$59			$342	$45

(a)	Other funds include various leveraged loans, structured credit funds and hedge funds. Redemption notice periods vary by fund.

(b)
Private equity funds primarily include numerous venture capital funds that invest in various sectors of the economy. Private equity funds do not have redemption rights. Distributions from such funds will be received as the underlying investments in the funds are liquidated.

(c)
Includes investments and unfunded commitments related to SBICs, which are compliant with the Volcker Rule, of $34 million and $58 million, respectively, at Dec. 31, 2015 and $18 million and $45 million, respectively, at Dec. 31, 2014.

N/A - Not applicable.